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                                                                 EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Registration Statement of Stan Lee Media, Inc. on Form S-3 of our report dated February 4, 2000, included in the Company's Annual Report on Form 10-KSB of Stan Lee Media, Inc. for the year ended December 31, 1999.


/s/ BDO Seidman, LLP
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BDO Seidman, LLP
Los Angeles, CA
October 3, 2000